Sun Opportunity I, Inc.
1129 East 22nd Street
Brooklyn, NY 11219
Attn: Martin Chopp, CEO

Re:	Subscription to Units

Dear Mr. Chopp:

The undersigned investor ("Subscriber") hereby acknowledges receipt of the prospectus ("Prospectus"), dated _____________ ___, 2007 of Sun Opportunity I, Inc., a Nevada corporation ("Sun"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.  The Subscriber agrees that this Agreement is subject to availability of Units (as defined therein) and acceptance by Sun.

The Subscriber hereby subscribes for ____________ Units at $1.00 per Unit, for an aggregate purchase price of $____________. Enclosed is the Subscriber's check made payable to Sloan Securities Corp. - Sun Opportunity I, Inc. Escrow Account, which will be forwarded to the Escrow Agent.  The Subscriber may also elect to submit his subscription funds directly to the escrow account via wire transfer as provided in this Agreement.

The Subscriber hereby acknowledges that Sloan Securities Corp. is acting solely as escrow holder in connection with the offering of Units and makes no recommendation with respect thereto.  Sloan Securities Corp. has made no investigation regarding the offering or any person or entity involved in the offering.

Wiring Instructions:

ABA #________________________________

______________________________________

A/C__________________________________
f/f/c Trust account #______________________

Account Name:  Sun Opportunity I, Inc. Escrow Account

Attn:__________________________________

Accepted and Agreed:

________________________________________

Signature of Subscriber

________________________________________

Print Full Name

________________________________________
Street Address

________________________________________
City, State, Zip

________________________________________
Area Code and Telephone Number

________________________________________
Social Security Number

Accepted and Agreed:	SUN OPPORTUNITY I, INC. By:_____________________________________ Authorized Officer